Exhibit 10.2 - Convertible Debenture Form

                        SUBSCRIPTION AGREEMENT
                        ----------------------

THIS SUBSCRIPTION AGREEMENT (this "Agreement"), is dated as of March ___, 2009, by and between AirtimeDSL, a Nevada corporation (the
"Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively, the "Subscribers").

WHEREAS, the Company and each Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and such Subscriber shall purchase (i) for up to $400,000 (the "Purchase Price") of up to $480,000 principal amount ("Principal Amount") of promissory notes of the Company ("Note" or "Notes"), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company's Common Stock, $0.001 par value (the "Common Stock") at a per share conversion price set forth in the Note ("Conversion Price"); and (ii) two series of share purchase warrants (the "Warrants") in the form attached hereto as Exhibit B and Exhibit C, to purchase shares of the Company's Common Stock (the "Warrant Shares") (collectively the "Offering"). The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares" or "Conversion Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities."); and

WHEREAS, the aggregate proceeds of the Offering shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit D (the "Escrow Agreement").

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Closing Date.   The "Closing Date" shall be the date that the
Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein shall take place at the offices of Anslow & Jaclin LLP, 195 Route 9 South, Suite 204, Manalapan NJ 07726, upon the satisfaction or waiver of all conditions to closing set forth in this
Agreement.   Subject to the satisfaction or waiver of the terms and
conditions of this Agreement, on the Closing Date, Subscribers shall purchase and the Company shall sell to Subscribers Notes in the aggregate Principal Amount of up to $480,000 and Warrants as described in Section 2 of this Agreement.

2. Notes and Warrants.

(a) Notes.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the Principal Amount designated on the signature page hereto for such Subscriber's Purchase Price indicated thereon.

(b) Warrants. On the Closing Date, the Company will issue and deliver Class A Warrants and Class B Warrants to each Subscriber. One Class A Warrant and one Class B Warrant will be issued for each Share which would be issued on the Closing Date assuming the complete conversion of the Note on the Closing Date at the Conversion Price. The exercise price to acquire a Warrant Share upon exercise of (i) a Class A Warrant shall be $0.30 and (ii) a Class B Warrant shall be $0.60. The Class A Warrants and Class B Warrants shall be exercisable until five years after the issue date of such Warrants.

3. Allocation of Purchase Price.   The Purchase Price will be allocated
among the components of the Securities so that each component of the Securities will be fully paid and non-assessable.

4. Subscriber Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber.   If such Subscriber
is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power.   Such Subscriber has the requisite power
and authority to enter into and perform this Agreement and the other Transaction Documents (as defined herein) and to purchase the Notes being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c) No Conflicts.   The execution, delivery and performance of this
Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company.    Such Subscriber has been furnished with
or has had access to the EDGAR Website of the Commission to the Company's Form 10-K filed on October 28, 2008 for the fiscal year ended July 31, 2008 and the financial statements included therein, Form 10-Q filed on March 13, 2009 for the quarter ended January 31, 2009, together with all other filings made with the Commission available at the EDGAR website until five days before the Closing Date (hereinafter
referred to collectively as the "Reports").   In addition, such
Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities. Such Subscriber has relied on the Reports and Other Written Information in making its investment decision.

(e) Information on Subscriber.   Subscriber is, and will be at the time
of the conversion of the Notes and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding such Subscriber is accurate.

(f) Purchase of Notes and Warrants.  On the Closing Date, such
Subscriber will purchase the Note and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g) Compliance with Securities Act.   Such Subscriber understands and
agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

(h) Conversion Shares and Warrant Shares Legend.  The Conversion
Shares, and Warrant Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
(II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i) Note and Warrant Legend. The Note and Warrants shall bear the following legend:
"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE -OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED
(I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(j) Communication of Offer. The offer to sell the Securities was directly communicated to such Subscriber by the Company. At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k) Restricted Securities.   Such Subscriber understands that the
Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Company. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l) No Governmental Review.   Such Subscriber understands that no
United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Correctness of Representations. Such Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(n) Acknowledgement of Going Concern. Such Subscriber recognizes and acknowledges that the Company is a "going concern" as disclosed in its Reports and Other Written Information and as reported by its auditor and may be unable to meet its financial obligations over the next twelve months.

(o) Survival. The foregoing representations and warranties shall survive one (1) year from the Closing Date.

5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

(a) Due Incorporation. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the Closing Date, all of the Company's Subsidiaries and the Company's ownership interest therein is set forth on Schedule 5(a).

(b) Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Agreement, the Note, Shares, Warrants, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and/or Subsidiaries and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) Capitalization and Additional Issuances.   The authorized and
outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on
Schedule 5(d). There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the "Bulletin Board") or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company's performance of its obligations thereunder has been unanimously approved by the Company's Board of Directors. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance nor sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under
(A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscriber as described herein; or

(iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(iv) result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g) The Securities.  The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the dates of issuance of the Conversion Shares upon conversion of the Note, and the Warrant Shares upon exercise of the Warrants, such Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable, and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv) will not subject the holders thereof to personal liability by reason of being such holders.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates
which information is required to be disclosed therein.   Since July 31,
2008 and except as modified in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company's business, financial condition or affairs. The Reports and Other Written Information, including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k) Defaults.  The Company is not in material violation of its articles
of incorporation or bylaws.   The Company is (i) not in default under
or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(l) No Integrated Offering.   Neither the Company, nor any of its
Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. No prior offering will impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder.

(m) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(n) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since July 31, 2008 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 5(n).

(o) No Undisclosed Events or Circumstances. Since July 31, 2008, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(p) Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.
The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Note and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(q) No Disagreements with Accountants and Lawyers. Other than the opinion regarding the Company's ability to continue as a "going concern," as disclosed in the Company's Reports, there are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(r) Investment Company.   Neither the Company nor any Affiliate of the
Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(s) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(t) Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is a "start-up" company as referred to in Footnote 172 to Rule 144 and, therefore, not considered a "shell company" as those terms are employed in Rule 144(i) under the 1933 Act.

(u) Listing. The Company's Common Stock is quoted on the Bulletin Board under the symbol ATIM. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

(v) Transfer Agent.   The Company's transfer agent is a participant in
the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(w) hereto.

(w) Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e),
(f), (h), (j), (k), (n), (o), (p), (q), (r) and (s) of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors and successors. The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries identified on Schedule 5(a), free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(a). No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries. The Company further represents that the Subsidiaries have not been known by any other name for the prior five years.

(x) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(y) Survival. The foregoing representations and warranties shall survive for a period of one (1) year after the Closing Date.

6. Regulation D Offering/Legal Opinion. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit
E. The Company will provide, at the Company's expense, such other legal opinions, if any, as are reasonably necessary in each Subscriber's opinion for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

7.1. Conversion of Note.

(a) Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the legend set forth in Section 4(h). If and when Subscriber sells the Shares, assuming (i) a registration statement including such Shares for registration, filed with the Commission is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) Subscriber or its agent confirms in writing to the transfer agent that Subscriber has complied with the prospectus delivery requirements, the Company will reissue the Shares without restrictive legend and the Shares will be free-trading, and freely transferable.
In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend indefinitely, if pursuant to Rule 144(b)(1)(i) of the 1933 Act, or for 90 days if pursuant to the other provisions of Rule 144 of the 1933 Act, provided that Subscriber delivers all reasonably requested representations in support of such opinion.

(b) Subscriber will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM Eastern Time ("ET") (or if received by the Company after 6 PM ET, then the next business day) shall be deemed a "Conversion Date." The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Conversion Shares issuable upon conversion of the Note to Subscriber via express courier for receipt by Subscriber within four
(4) business days after the Conversion Date (such fourth day being the "Delivery Date"). In the event the Conversion Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer
has been made by the Subscriber.   A Note representing the balance of
the Note not so converted will be provided by the Company to Subscriber if requested by Subscriber, provided Subscriber delivers the original Note to the Company.

(c) The Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively, later than the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to Subscriber for late issuance of Conversion Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note, the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount and interest (and proportionately for other amounts) being converted of the corresponding Conversion Shares which are not timely delivered not to exceed a maximum of 15% of the principal amount outstanding on the Note. The Company shall pay any payments incurred under this Section upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Conversion Shares within seven (7) business days after the Delivery Date or make payment within seven (7) business days after the Mandatory Redemption Payment Date (as defined in Section 7.2 below), Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the damages payable in connection with the Company's default shall be payable through the date notice of revocation or rescission is given to the Company.

7.2. Mandatory Redemption at Subscriber's Election. In the event (i) the Company is prohibited from issuing Conversion Shares or Warrant Shares, (ii) the Company redeems any securities junior to the Notes,
(iii) upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement), that continues for more than ten (10) business days, (iv) a Change in Control (as defined below), or (v) of the liquidation, dissolution or winding up of the Company, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by Subscriber ("Calculation Period"), a sum of money determined by multiplying up to the outstanding principal amount of the Note designated by Subscriber by 120%, plus accrued but unpaid interest and any other amounts due under the Transaction Documents ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by Subscriber not later than ten (10) business days after request ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal, interest and other amounts will be deemed paid and no longer outstanding. The Subscriber may rescind the election to receive a Mandatory Redemption Payment at any time until such payment is actually received. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the ten day period prior to the actual receipt of the Mandatory Redemption Payment by Subscriber shall be credited against the Mandatory Redemption Payment. For purposes of this Section 7.2, "Change in Control" shall mean (i) the Company no longer having a class of shares publicly traded or listed on a Principal Market (as defined in Section 9(b) hereto), (ii) the Company becoming a Subsidiary of another entity (other than a corporation formed by the Company for purposes of reincorporation in another U.S. jurisdiction), (iii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except due to natural causes, and (iv) the sale, lease or transfer of substantially all the assets of the Company or its Subsidiaries.

7.3. Maximum Conversion. Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note nor may the Company make any payment including principal, interest, or liquidated or other damages by delivery of Conversion Shares in connection with that number of Conversion Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by Subscriber and its Affiliates on a Conversion Date or payment date, and (ii) the number of Conversion Shares issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by Subscriber and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company. Subscriber may allocate which of the equity of the Company deemed beneficially owned by Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

7.4. Injunction Posting of Bond. In the event Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that Subscriber or any one associated or affiliated with Subscriber has been engaged in any violation of law, or for any other reason, unless, a court order, an injunction or temporary restraining order from a court made on notice to Subscriber, restraining and or enjoining conversion of all or part of such Note shall have been sought and obtained by the Company or the Company has posted a surety bond for the benefit of Subscriber in the amount of 120% of the outstanding principal and accrued but unpaid interest of the Note, or aggregate purchase price of the Shares which are sought to be which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to Subscriber to the extent the judgment or decision is in Subscriber's favor.

7.5. Buy-In.   In addition to any other rights available to Subscriber,
if the Company fails to deliver to Subscriber Conversion Shares by the Delivery Date and if after the Delivery Date Subscriber or a broker on Subscriber's behalf purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Subscriber of the Common Stock which Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay to Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion request was not timely honored together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Note principal and/or interest, the Company shall be required to pay Subscriber $1,000 plus interest. Subscriber shall provide the Company written notice and evidence indicating the amounts payable to Subscriber in respect of the Buy-In.

7.6 Adjustments.   The Conversion Price, Warrant exercise prices and
amount of Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants shall be equitably adjusted and as otherwise described in this Agreement, the Notes and Warrants.

7.7. Redemption.    The Note shall not be redeemable or callable by
the Company, except as described in the Note.

8. Legal Fees.   The Company shall pay to Grushko & Mittman, P.C., a
fee of $12,500 as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale
of the Offering.   The Subscriber's Legal Fees and expenses (to the
extent known as of the Closing) will be payable out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed at Closing for all filing fees, and printing and shipping costs for the closing statements to be delivered to Subscribers.

9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a) Stop Orders.  Subject to the prior notice requirement described in
Section 9(n), the Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.

(b) Listing/Quotation. The Company shall promptly secure the quotation or listing of the Conversion Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon the Company's Common Stock is quoted or listed and upon which such Conversion Shares and Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Notes and Warrants are outstanding. The Company will maintain the quotation or listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

(c) Market Regulations. If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d) Filing Requirements. From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date, (ii) until all the Shares have been resold or transferred by the Subscriber pursuant to a registration statement or pursuant to Rule 144(b)(1)(i), or (iii) the Note and Warrants are no longer outstanding (the date of such latest occurrence being the "End Date"), the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e) Use of Proceeds.   The proceeds of the Offering will be employed by
the Company for expenses of the Offering, and general working capital. Except as described on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on a Closing Date. For so long as any Note is outstanding, the Company will not prepay any financing related debt obligations, except equipment payments or in the event such payments are made in the ordinary course of business, nor redeem any equity instruments of the Company without the prior consent of the Subscribers.

(f) Reservation.   Prior to the Closing, the Company undertakes to
reserve on behalf of Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 150% of the amount of Common Stock necessary to allow Subscribers to be able to convert the entire Note and 100% of the amount of Warrant Shares issuable upon exercise of the Warrants ("Required Reservation"). Failure to have sufficient shares reserved pursuant to this Section 9(f) at any time shall be a material default of the Company's obligations under this Agreement and an Event of Default under the Note. If at any time Notes and Warrants are outstanding the Company has insufficient Common Stock reserved on behalf of the Subscribers in an amount less than 140% of the amount necessary for full conversion of the outstanding Note principal and interest at the conversion price that would be in effect on every such date and 100% of the Warrant Shares ("Minimum Required Reservation"), the Company will promptly reserve the Minimum Required Reservation, or if there are insufficient authorized and available shares of Common Stock to do so, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than fifteen days after the first day the Company has less than the Minimum Required Reservation. The Company agrees to provide notice to the Subscribers not later than five days after the date the Company has less than the Minimum Required Reservation reserved on behalf of the Subscribers.

(g) DTC Program. At all times that Notes or Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock, Shares and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

(h) Taxes. From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(i) Insurance. As reasonably necessary as determined by the Company, from the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business and location, in amounts and to the extent and in the manner customary for companies in similar businesses similarly situated and located and to the extent available on commercially reasonable terms.

(j) Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(k) Governmental Authorities.   From the date of this Agreement and
until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(l) Intellectual Property. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value. Schedule 9(l) hereto identifies all of the intellectual property owned by the Company and Subsidiaries.

(m) Properties. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

(n) Confidentiality/Public Announcement.   From the date of this
Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K and the registration statement or statements regarding the Subscriber's Securities or in correspondence with the SEC regarding same, it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon not less than three days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K describing the Offering not later than the fourth (4th) business day after the Closing Date. Prior to the Closing Date, such Form 8-K will be provided to Subscribers for their review and approval. In the Form 8-K, the Company will specifically disclose the nature of the Offering and amount of Common Stock outstanding immediately after the Closing, not including any Conversions. Upon delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while a Note, Conversion Shares or Warrants are held by Subscribers, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company shall within one business day after any such delivery publicly disclose such material, nonpublic information on a Report on Form 8-K. In the event that the Company believes that a notice or communication to Subscribers contains material, nonpublic information relating to the Company or Subsidiaries, the Company shall so indicate to Subscribers prior to delivery of such notice or information. Subscribers will be granted sufficient time to notify the Company that such Subscriber elects not to receive such information.
In such case, the Company will not deliver such information to Subscribers. In the absence of any such indication, Subscribers shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or Subsidiaries.

(o) Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, which information the Company undertakes to publicly disclose on the Form 8-K described in Section 9(n) above, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to accept such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(p) Negative Covenants.   So long as a Note is outstanding, without
the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i) create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a "Lien") upon any of its property, whether now owned or hereafter acquired except for: (A) the Excepted Issuances (as defined in Section 12 hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers', warehousemen's, mechanics', material men's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company's business up to the amount of the purchase price of such property; and
(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a "Permitted Lien").

(ii) amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscriber (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscribers);

(iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents.

(iv) engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or

(v) prepay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations (except with respect to vendor obligations, any such obligations which in management's good faith, reasonable judgment must be repaid to avoid disruption of the Company's businesses.

The Company agrees to provide Subscribers not less than ten (10) days notice prior to becoming obligated to or effectuating a Permitted Lien or Excepted Issuance.

(q) Further Registration Statements.   Except for a registration
statement filed exclusively on behalf of the Subscribers, the Company will not, without the consent of the Subscribers, file with the Commission or with state regulatory authorities any registration statements or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which such company securities are registered therein, (including but not limited to Forms S-8), until the expiration of the "Exclusion Period," which shall be defined as the sooner of (i) the date that all of the registrable securities have been registered in an effective registration statement, or (ii) until all the Conversion Shares and Warrant Shares are have been resold by the Subscriber pursuant to a registration statement or Rule 144b(1)(i), without regard to volume limitations. The Exclusion Period will be tolled or reinstated, as the case may be, during the pendency of an Event of Default as defined in the Note.

(r) Offering Restrictions.   For so long as the Notes are outstanding,
the Company will not without the consent of the Subscriber enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (collectively, the
"Variable Rate Restrictions").   For purposes hereof, "Equity Line of
Credit" shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to "put" its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and "Variable Priced Equity Linked Instruments" shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company's Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

(s) Seniority.   Except for Permitted Liens, until the Note is fully
satisfied or converted, without the consent of the Subscriber, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary or any Subsidiary's assets; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscriber as a holder of the Note in or to such assets or payment, nor issue or incur any debt not in the ordinary course of business.

(t) Notices.   For so long as the Subscribers hold any Securities, the
Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

(u) Transactions With Insiders. So long as the Note is outstanding without the consent of the Subscriber, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company's tangible or intangible assets with any of its Insiders (as defined below), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual. Affiliate for purposes of this Section 9(t) means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "Controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. For purposes hereof, "Insiders" shall mean any officer, director or manager of the Company, including but not limited to the Company's president, chief executive officer, chief financial officer and chief operations officer, and any of their affiliates or family members.

(v) Blackout.    The Company undertakes and covenants that without the
consent of the Subscriber, until the end of the Exclusion Period, the Company will not enter into any acquisition, merger, exchange or sale or other transaction or fail to take any action that could have the effect of delaying the effectiveness of any pending registration statement beyond the effective date, or causing an already effective registration statement to no longer be effective or current for a period of forty-five or more days in the aggregate during any three hundred and sixty-five day period.

(w) Lockup Agreement.   The Company will deliver to the Subscribers on
or before the Closing Date and enforce the provisions of irrevocable lockup agreements ("Lockup Agreement") in the form annexed hereto as Exhibit F, with the persons identified on Schedule 9(w).

10. Covenants of the Company Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, the Subscriber's officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Document, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company hereunder, or any other material agreement entered into by the Company and Subscriber relating hereto.

(b) In no event shall the liability of the Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Registrable Securities (as defined herein).

(c) The procedures set forth in Section 11.6 shall apply to the indemnification set forth in Section 10(a).

11.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

(i) On one occasion, for a period commencing one hundred and eighty days after the Closing Date, but not later than two years after the Closing Date, upon a written request therefor from any record holder or holders of more than 50% of the Conversion Shares issued and issuable upon conversion of the outstanding Notes and outstanding Warrant Shares, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Registrable Securities, as defined in Section 11.1(iv) hereof, which are the subject of such request for unrestricted public resale by the holder thereof. For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are (A) registered for resale in an effective registration statement, (B) included for registration in a pending registration statement, (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act or (D) which may be resold under Rule 144 without volume limitations. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

(ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S 4, S 8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least ten (10) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

(iii) If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to
Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

(iv) The Company shall file with the Commission a Form S-1 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act within ninety (90) calendar days after the Closing Date (the "Filing Date"), and cause the Registration Statement to be declared effective not later than one hundred and eighty (180) days after the Closing Date (the "Effective Date"). The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 175% of the Shares issued and issuable upon conversion of all of the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants (collectively the "Registrable Securities"). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except with the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement. It shall be deemed a Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission ("Actual Effective Date") the Company has registered for unrestricted resale on behalf of the Subscribers fewer than 140% of the amount of Common Shares issuable upon full conversion of all sums due under the Notes and all of the Warrant Shares (the difference between such 120% and the actual amount of shares registered being the "Shortfall"). In such event, the Company shall take all actions necessary to cause at least 120% of the amount of shares of Common Stock issuable upon full conversion of all sums due under the Notes and 100% of the Warrant Shares to be registered within sixty (60) days after the first day such Shortfall exists. Failure to file the Registration Statement within thirty (30) days after the first day such Shortfall first exists or failure to cause such registration to become effective within sixty
(60) days after such Shortfall first exists shall be a Non-Registration
Event.

11.2. Registration Procedures. If and whenever the Company is required by the provisions of Sections 11.1(i), 11.1(ii) or 11.1(iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

(a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Sellers (by telecopier and by e-mail addresses provided by the Subscribers) and Grushko & Mittman, P.C. (by telecopier and by email to Counslers@aol.com) on or before the second business day thereafter that the Company receives notice that
(i) the Commission has no comments or no further comments on the registration statement, and (ii) the registration statement has been declared effective [failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company's obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 11.4 of this Agreement];;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

(c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) notify the Sellers within twenty-four hours of the Company's becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;

(g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers during reasonable business hours, and any attorney, accountant or other agent retained by the Sellers or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the Sellers, attorney, accountant or agent in connection with such registration statement at such requesting Seller's expense; and

(h) provide to the Sellers copies of the Registration Statement and amendments thereto five business days prior to the filing thereof with the Commission. Any Seller's failure to comment on any registration statement or other document provided to a Subscriber or its counsel shall not be construed to constitute approval thereof nor the accuracy thereof.

11.3. Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

11.4. Non-Registration Events. The Company agrees that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 150 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
(A) the Registration Statement is not filed on or before the Filing Date, (B) the Registration Statement is not declared effective on or before the required Effective Date, (C) due to the action or inaction of the Company the Registration Statement is not declared effective within three (3) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Sections 11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective without being succeeded within twenty-five (25) business days by an effective replacement or amended registration statement or for a period of time which shall exceed forty (45) days in the aggregate per year (defined as every rolling period of 365 consecutive days commencing on the Actual Effective Date) (each such event referred to in clauses A through E of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty (30) days (or such lesser pro-rata amount for any period of less than thirty (30) days) of the principal amount of the outstanding Notes and purchase price of Shares and Warrant Shares issued upon conversion of Notes and exercise (but excluding cashless exercise) of Warrants held by Subscriber which are subject to such Non-Registration Event , not to exceed a maximum amount of liquidated damages of 15% of the purchase price of Shares and Warrant Shares. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed and Liquidated Damages will be calculated accordingly. All oral or written comments received from the Commission relating to a registration statement must be satisfactorily responded to within ten (10) business days after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate and amounts set forth above calculated from the date the response was required to have been made. Liquidated Damages shall not be payable pursuant to this
Section 11.4 in connection with Registrable Securities for such times as such Registrable Securities may be sold by the holder thereof without restriction pursuant to Section 144(b)(1)(i) of the 1933 Act.

Notwithstanding the registration obligations set forth in this Section 11.4, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform the Subscriber thereof and will promptly file amendments to the initial Registration Statement as required by the Commission and/or (ii) withdraw the initial Registration Statement and file a new registration statement (a "New Registration Statement"), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Further, unless Subscriber notifies the Company otherwise, with respect to any Registrable Securities that are required to be reduced, the Registrable Securities shall be reduced first by the Warrant Shares and second by the Shares. In the event the Company is required to amend the Registration Statement or files a New Registration Statement pursuant to SEC Guidance, as the case may be, under clauses (i) or (ii) above, the Company will file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended, or the New Registration Statement (the "Remainder Registration Statements").

The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered which in no event shall be later than ___days after such notice is received from the Commission, in which case the provisions of this Section 11.4 shall once again apply. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Company may require, from time to time, information from the Subscriber that is necessary to complete the Registration Statement in accordance with the requirements of the Securities Act. In the event of the failure by such Subscriber to comply with the Company's request within fifteen (15) days from the date of such request, the Company shall be permitted to withhold filing the Registration Statement, without being subject to the payment of Liquidated Damages to the Subscriber. At such time that the Subscriber complies with the Company's request the Company shall immediately file the Registration Statement.

11.5. Expenses.  All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration statement described in Section 11. Selling Expenses in connection with each such registration statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares included on behalf of the Seller relative to the aggregate number of shares included under such registration statement for all Sellers, or as all Sellers thereunder may agree.

11.6. Indemnification and Contribution.

(a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to
Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either
(i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and
(z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement..

11.7. Delivery of Unlegended Shares.

(a) Within four (4) business days (such third business day being the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Conversion Shares, Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act,
(ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and, if required, Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 3(a) above (the "Unlegended Shares"); and
(z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b) In lieu of delivering physical certificates representing the Unlegended Shares, upon request of Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.2 for an aggregate of thirty days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period, multiplied by the price paid by Subscriber for such Common Stock ("Unlegended Redemption Amount"). The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

(e) In addition to any other rights available to Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement and after the Unlegended Shares Delivery Date, the Subscriber or a broker on the Subscriber's behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

11.8. Commencing six months after the Closing Date and ending thirty-six months thereafter, in the event the Subscriber is not permitted to resell any of the Conversion Shares or Warrant Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to non-affiliate Subscribers of Rule 144(b)(1)(i) under the 1933 Act or any successor rule (a "144 Default"), for any reason including but not limited to failure by the Company to file quarterly, annual or any other filings by the required filing dates, except for Subscriber's status as an Affiliate or "control person" of the Company, or as a result of a change in current applicable securities laws, then the Company shall pay such Subscriber as liquidated damages and not as a penalty an amount equal to two percent (2%) for each thirty days (or such lesser pro-rata amount for any period less than thirty days), thereafter of the purchase price of the Conversion Shares and Shares by the Subscriber during the pendency of the 144 Default. Liquidated Damages shall not be payable pursuant to this Section 11.8 in connection with Conversion Shares and Warrant Shares for such times as such Conversion Shares and Warrant Shares may be sold by the holder thereof without volume or other restrictions pursuant to Section 144(b)(1)(i) of the 1933 Act or pursuant to an effective registration statement.

12. (a) Right of First Refusal.   Until the Notes are no longer
outstanding, the Subscribers shall be given not less than ten business days prior written notice of any proposed sale by the Company of its common stock or other securities or equity linked debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company's issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d) as such plans are constituted on the Closing Date, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and described on Schedule 5(d), and (v) as a result of the exercise of Warrants or conversion of Notes which are granted or issued pursuant to this Agreement (collectively the foregoing are "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the ten business days following receipt of the notice to purchase in the aggregate such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the ten business days following the notice of modification to exercise such right.

(b) Favored Nations Provision.   Other than in connection with Excepted
Issuances, if at any time the Subscriber owns any Common Stock from the conversion of the Notes or exercise of the Warrants, the Company shall agree to or issue (the "Lower Price Issuance") any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in effect at such time, or if less than any Warrant exercise price in effect at such time, without the consent of the Subscriber, then the Company shall issue, for each such occasion, additional shares of Common Stock to the Subscriber respecting those Conversion Shares and Warrants Shares that are then still owned by the Subscriber at the time of the Lower Price Issuance so that the average per share purchase price of the Shares or Warrant Shares purchased and owned by the Subscriber on the date of the Lower Price Issuance is equal to such other lower price per share. Other than in connection with Excepted Issuances, if at any time the Notes or Warrants are outstanding, if the Company shall agree to a Lower Price Issuance, then the Conversion Price and any Warrant exercise price shall automatically be reduced to such other lower price. The average Purchase Price of the Conversion Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares. The delivery to Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. Subscriber is granted the registration rights described in Section 11 hereof in connection with such additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or any Warrant exercise price in effect upon such issuance. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock. The rights of Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith or to which Subscriber and Company are parties.

(c) Maximum Exercise of Rights.   In the event the exercise of the
rights described in Sections 12(a) and 12(b) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to Subscribers calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of Common Stock of the Company to Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement and notifies the Company accordingly.

13. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
(b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:
AirtimeDSL
Attn: Thomas J. Irvine, CEO
2920 N. Green Valley Pkwy, Suite 321
Henderson, NV 89014
facsimile: (561)852-2322

With a copy by fax only to (which copy shall not constitute notice):

Tag Industries, Inc.
102 NE 2nd Street #400
Boca Raton, Florida 33432
Attn: Thomas J. Irvine, CEO
Facsimile: (561) 852-2322

With a copy by fax only to (which copy shall not constitute notice):
Anslow & Jaclin LLP
Attn: Joseph M. Lucosky, Esq.
195 Route 9 South, Suite 204
Manalapan, NJ 07726
facsimile: (732) 577-1188

If to the Subscribers:
To each of the addresses and facsimile numbers listed on the signature pages of this Agreement

With a copy by fax only to (which copy shall not constitute notice):
Grushko & Mittman, P.C.
Attn: Ed Grushko, Esq.
551 Fifth Avenue, Suite 1601
New York, New York 10176
facsimile: (212) 697-3575

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered
herewith.   No right or obligation of the Company shall be assigned
without prior notice to and the written consent of the Subscribers.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original therof.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Damages.   In the event the Subscriber is entitled to receive any
liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g) Maximum Payments.   Nothing contained herein or in any document
referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(h) Calendar Days.   All references to "days" in the Transaction
Documents shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(i) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability:

(i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(k) Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

               SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT
               ----------------------------------------

Please acknowledge your acceptance of the foregoing Subscription
Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                 AIRTIMEDSL
                                 a Nevada corporation

                                 By:_________________________________
                                    Name:
                                    Title:

                                 Dated: March ___, 2008


SUBSCRIBER                            PURCHASE PRICE     NOTE PRINCIPAL
------------------------------------  -----------------  --------------
WHALEHAVEN CAPITAL FUND LIMITED       $400,000           $480,000
560 Sylvan Avenue
Englewood Cliffs, N.J. 07632
Fax: (201) 586-0258



___________________________________________
By:
Title:

                     LIST OF EXHIBITS AND SCHEDULES
                     ------------------------------

      Exhibit A         Form of Note

      Exhibit B         Form of Class A Warrant

      Exhibit C         Form of Class B Warrant

      Exhibit D         Form of Legal Opinion

      Exhibit E         Escrow Agreement

      Exhibit F         Form of Lockup Agreement

      Schedule 5(a)     Subsidiaries

      Schedule 5(d)     Additional Issuances / Capitalization

      Schedule 5(n)     Undisclosed Liabilities

      Schedule 5(p)     Financial Institutions

      Schedule 5(w)     Transfer Agent

      Schedule 9(e)     Use of Proceeds

      Schedule 9(l)     Intellectual Property

      Schedule 9(w)     Lockup Agreement Providers

                               EXHIBIT F

                            LOCKUP AGREEMENT


This AGREEMENT (the "Agreement") is made as of the ____ day of March, 2009, by ____________ ("Holder"), maintaining an address at c/o Airtime DSL, 2920 N. Green Valley Pkwy, Suite 321, Henderson, NV 89014,
facsimile: ____ ________, in connection with his ownership of shares of Airtime DSL, a Nevada corporation (the "Company").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1. Background.

a. Holder is the beneficial owner of the amount of shares of the Common Stock, $.001 par value, of the Company ("Common Stock") designated on the signature page hereto.

b. Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements with subscribers to the Company's Note, convertible into Common Stock and Warrants (the "Subscriber"). Holder understands that, as a condition to proceeding with the Offering, the Subscriber have required, and the Company has agreed to obtain on behalf of the Subscriber an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until eighteen months after the Closing Date (as defined in the Subscription Agreement).

2. Sale Restriction.

a. Holder hereby agrees that during the Restriction Period, the Holder will not sell, transfer or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all shareholders of the Company in connection with merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement. The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b. Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into Common Stock will be subject to the provisions of this Agreement.

c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

3. Miscellaneous.

a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscriber to carry out the intent and purposes of this Agreement.

b. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c. The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e. This Agreement may be signed and delivered by facsimile signature and delivered electronically.

f. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g. The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated March ____, 2009 among the Company and the Subscriber, may be enforced by the Subscriber and may not be amended without the consent of the Subscriber, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

                                  HOLDER:

                                  ________________________________
                                  (Signature of Holder)

                                  ________________________________
                                  (Print Name of Holder)

                                  ________________________________
                                  Number of Shares of Common Stock
                                  Beneficially Owned

                                  COMPANY:

                                  AIRTIME DSL

                                  By:______________________________